Exhibit 10.2

Loan Number: 1011175-0

FOURTH AMENDMENT TO SEVEN-YEAR TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO SEVEN-YEAR TERM LOAN AGREEMENT (this “Amendment”) dated as of June 30, 2016, by and among PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUBIN each individually, a “Borrower” and collectively, the “Borrower”), each of the LENDERS (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Seven-Year Term Loan Agreement dated as of January 8, 2014 (as amended and in effect immediately prior to the date hereof, the “Term Loan Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein; and

WHEREAS, pursuant to Section 2.19. of the Term Loan Agreement, the Borrower has requested the making of additional Loans.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Term Loan Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Term Loan Agreement shall be amended as follows:

(a)    The Term Loan Agreement is amended by adding the following new definitions in Section 1.1. in proper alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Fourth Amendment Effective Date” means June 30, 2016

    “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)    The Term Loan Agreement is further amended by restating the following definitions set forth in Section 1.1. in their entirety as follows:

“Applicable Margin” means:

(a) Prior to the Investment Grade Rating Date, the Applicable Margin shall be determined pursuant to this clause (a) from time to time based on the percentage rate set forth in the table below corresponding to the level (each, a “Level”) in which the ratio of Total Liabilities to Gross Asset Value as determined from time to time in accordance with Section 8.1.(b) in effect at such time falls:

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
1	Less than 0.450 to 1.00	1.35%
2	Equal to or greater than 0.450 to 1.00 but less than 0.500 to 1.00	1.45%
3	Equal to or greater than 0.500 to 1.00 but less than 0.550 to 1.00	1.60%
4	Equal to or greater than 0.550	1.90%

The Applicable Margin shall be determined by the Administrative Agent from time to time, based on the ratio of Total Liabilities to Gross Asset Value as set forth in the Compliance Certificate most recently delivered by the Parent pursuant to Section 7.1.(a)(iii). Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Parent delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 7.1.(a)(iii). If the Parent fails to deliver a Compliance Certificate pursuant to Section 7.1.(a)(iii), the Applicable Margin shall equal the percentage corresponding to Level 4 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Fourth Amendment Effective

Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin as set forth above, the Applicable Margin shall be determined based on Level 3. Thereafter, until the Investment Grade Rating Date, such Applicable Margin shall be adjusted from time to time as set forth in this clause (a).

(b)    On, and at all times after, the Investment Grade Rating Date, the Applicable Margin shall be determined pursuant to this clause (b) based on the percentage rate set forth in the table below corresponding to the Level in which the Parent’s Credit Rating falls. During any period that the Parent has received Credit Ratings from each of S&P, Fitch and Moody’s that are not equivalent and the difference between the highest and lowest of such Credit Ratings is (i) one Level, then the Applicable Margin shall be determined based on the highest of such Credit Ratings or (ii) two or more Levels, then the Applicable Margin shall be determined based on the average of the two highest Credit Ratings (unless the average is not a recognized Level, in which case the Applicable Margin shall be determined based on the second highest Credit Rating). During any period that the Parent has received only two Credit Ratings from any of S&P, Fitch and Moody’s that are not equivalent and the difference between such Credit Ratings is (x) one Level, then the Applicable Margin shall be determined based on the higher of such Credit Ratings or (y) two or more Levels, then the Applicable Margin shall be determined based on the average of both such Credit Ratings (unless the average is not a recognized Level, in which case the Applicable Margin shall be determined based on the Credit Rating one Level below the Level corresponding to the higher Credit Rating). During any period that the Parent has only received a Credit Rating from Moody’s or S&P, then the Applicable Margin shall be based upon such Credit Rating. During any period after the Investment Grade Rating Date that the Parent has (A) not received a Credit Rating from any Rating Agency or (B) only received a Credit Rating from a Rating Agency that is neither S&P nor Moody’s, then the Applicable Margin shall be determined based on Level 4 in the table below. Any change in the Parent’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following such change.

Level	Credit Rating (S&P/Fitch/Moody’s)	Applicable Margin
1	BBB+/Baa1 or better	0.975%
2	BBB/Baa2	1.100%
3	BBB-/Baa3	1.350%
4	Lower than BBB-/Baa3 or not rated	1.800%

(c)    The provisions of this definition shall be subject to Section 2.4.(c).

“Commitment” means, as to each Lender, such Lender’s obligation to make Loans prior to the Commitment Termination Date pursuant to Section 2.1. in an amount up to, but not exceeding the amount set forth for such Lender on Schedule I as such Lender’s “New Commitment Amount” or as set forth in any applicable Assignment and Assumption Agreement, or agreement executed by a Lender becoming a party hereto in accordance with Section 2.19., as the same may be reduced from time to time pursuant to Section 2.1.(a) or 2.14. or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 11.6. or increased as appropriate to reflect any increase effected in accordance with Section 2.19.

“Commitment Termination Date” means the earlier of (a) June 30, 2017, and (b) the date on which the Commitments have been terminated or reduced to zero.

“Defaulting Lender” means, subject to Section 3.9.(d), any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding set forth in Article V. (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding set forth in Article V. (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9.(d)) upon delivery of written notice of such determination to the Borrower and each Lender.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

“Termination Date” means December 29, 2021.

(c)    The Term Loan Agreement is further amended by restating Section 2.1.(a) in its entirety as follows:

(a)    Making of Loans. The aggregate unpaid principal amount of Loans made by each Lender to the Borrower prior to the Fourth Amendment Effective Date is set forth for such Lenders on Schedule I attached hereto under the heading “Existing Loans”. The aggregate unpaid principal amount of Loans outstanding of each Lender as of the Fourth Amendment Effective Date is set forth for such Lenders on Schedule I attached hereto under the heading “Reallocated Existing Loans”. Subject to the terms and conditions set forth in this Agreement, each Lender severally and not jointly agrees to make Loans to the Borrower during the period from and including the Fourth Amendment Effective Date to but excluding the Commitment Termination Date, in an aggregate principal amount of up to, but not exceeding, such Lender’s Commitment. The Loans shall be made to the Borrower in no more than four separate borrowings, and each borrowing of Loans under this subsection shall be in an aggregate minimum amount of $25,000,000 and integral multiples of $500,000 in excess thereof. Notwithstanding the immediately preceding sentence, a borrowing of Loans may be in the aggregate amount of the Commitments. Upon a Lender’s funding of a Loan, such Lender’s Commitment shall be permanently reduced by the principal amount of such Loan. On the Commitment Termination Date, unless previously terminated or reduced to zero in accordance with the immediately preceding sentence and/or Section 2.14., the Commitment of each Lender shall terminate. Any Loan or portion of a Loan made under this Section and repaid or prepaid may not be reborrowed.

(d)    The Term Loan Agreement is further amended by restating the second sentence of Section 2.1(b) in its entirety as follows:

Each Notice of Borrowing shall specify the aggregate principal amount of the Loans to be borrowed, the date such Loans are to be borrowed (which must be a Business Day), the use of the proceeds of such Loans, the Type of the requested Loans, and if such Loans are to be LIBOR Loans, the initial Interest Period for such Loans and the principal amount of such Loans, if any, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk and the Specified Derivatives Contract(s) to which such amount is subject.”

(e)    The Term Loan Agreement is further amended by restating the first sentence of Section 2.1.(d) in its entirety as follows:

With respect to Loans to be made after the Fourth Amendment Effective Date, unless the Administrative Agent shall have been notified by any Lender that such Lender will not make available to the Administrative Agent a Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Loan to be provided by such Lender.

(f)    The Term Loan Agreement is further amended by restating Section 2.8. in its entirety as follows:

Section 2.8. Optional Prepayments.

Subject to Section 4.4., the Borrower may prepay any Loan, in whole or part, at any time without premium or penalty. The Borrower shall give the Administrative Agent at least 3 Business Days prior written notice of the prepayment of any Loan. Each voluntary prepayment of Loans by the Borrower shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof or, if the Loans are being prepaid in full at such time, the prepayment may be in the amount of the Loans that are then outstanding.

(g)    The Term Loan Agreement is further amended by restating the last sentence of Section 2.14. in its entirety as follows:

The Borrower shall pay all interest and fees on the Loans accrued to the date of such reduction or termination of the Commitments to the Administrative Agent for the account of the Lenders, including but not limited to any applicable compensation due to each Lender in accordance with Section 4.4.

(h)    The Term Loan Agreement is further amended by restating the first sentence of Section 2.19. in its entirety as follows:

The Borrower shall have the right at any time and from time to time (a) prior to the Commitment Termination Date, but only so long as the existing Commitments have been fully utilized, and (b) during the period beginning on the Commitment Termination Date to but excluding the Termination Date, to request additional Loans by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such additional Loans, the aggregate amount of the Loans shall not exceed $400,000,000.

(i)    The Term Loan Agreement is further amended by restating subsections (b) and (c) of Section 3.5. in their entirety as follows:

(b)    Facility Fees. During the period from the Fourth Amendment Effective Date to but excluding the Commitment Termination Date, the Borrower agrees to pay to the Administrative Agent for the account of the Lenders an unused facility fee equal to the sum of the daily amount of the Commitments in effect from time to time, multiplied by a per annum rate equal to 0.20%. Such fee shall be computed on a daily basis and payable in arrears on the first day of each January, April, July, and October of each year beginning with October 1, 2016 and on the Commitment Termination Date.

(c)    Intentionally Omitted.

(j)     The Term Loan Agreement is further amended by restating first sentence of Section 4.6. in its entirety as follows:

If (a) a Lender requests compensation pursuant to Section 3.10. or 4.1., and the Requisite Lenders are not also doing the same, (b) the obligation of a Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into LIBOR Loans shall be suspended pursuant to Section 4.1.(c) or 4.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections, or (c) a Lender is a Non‑Consenting Lender or a Defaulting Lender, then, so long as there does not then exist any Default or Event of Default, the Borrower may demand that such Lender (the “Affected Lender”), and upon such demand the Affected Lender shall promptly, assign its Commitment and all of its outstanding Loans to an Eligible Assignee subject to and in accordance with the provisions of Section 11.6.(b) for a purchase price equal to the aggregate principal balance of Loans then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees and other amounts owing to the Affected Lender under the Loan Documents.

(k)    The Term Loan Agreement is further amended by replacing each reference to
“Agreement Date” contained in Section 6.1.(b), Section 6.1.(h), Section 6.1.(i), and Section 6.1.(w) with a reference to “Fourth Amendment Effective Date”.

(l)     The Term Loan Agreement is further amended by restating Section 6.1.(f) in its entirety as follows:

(f)     Title to Properties. Schedule 6.1.(f) is, as of the Fourth Amendment Effective Date, a complete and correct listing of all Properties of the Borrower, the other Loan Parties and all other Subsidiaries, setting forth, for each such Property, (i) to the best of the Loan Parties’ knowledge, the occupancy status of such Property as of March 31, 2016, (ii) whether such Property is a Project Under Development and, (iii) if such Property is a Project Under Development, the status of completion of such Property. Each Borrower, the other Loan Parties and all other Subsidiaries has good, marketable and legal title to, or a valid leasehold interest in, its respective assets necessary to the conduct of their businesses.

(m)     The Term Loan Agreement is further amended by restating Section 6.1.(g) in its entirety as follows:

(g)    Existing Indebtedness; Liabilities. Part I of Schedule 6.1.(g) is, as of March 31, 2016 (unless otherwise indicated on Part I of such Schedule), a complete and correct listing of all Indebtedness (including all Guarantees of Indebtedness) of each Borrower, the other Loan Parties, the other Subsidiaries, any Consolidated Affiliates and any Unconsolidated Affiliates, and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. The aggregate principal amount of Indebtedness for which any Borrower, any other Loan Party, any other Subsidiary, any Consolidated Affiliate or any Unconsolidated Affiliate has become obligated since the dates referred to in the immediately preceding sentence, does not exceed $10,000,000 in the aggregate. As of the Fourth Amendment Effective Date, the Loan Parties and the other Subsidiaries have performed and are in compliance with all of the terms of all Indebtedness of the Loan Parties and other Subsidiaries and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Indebtedness. Part II of Schedule 6.1.(g) is, as of March 31, 2016, to the best of the Loan Parties’ knowledge, a complete and correct listing of all Total Liabilities of the Borrower, the other Loan Parties and the other Subsidiaries (excluding any Indebtedness set forth on Part I of such Schedule but including Contingent Obligations not set forth on Part I of such Schedule). The aggregate amount of Total Liabilities for which any Borrower, any other Loan Party, any other Subsidiary, any Consolidated Affiliate or any Unconsolidated Affiliate has become obligated since March 31, 2016 (excluding any Indebtedness set forth on Part I of such Schedule but including Contingent Obligations not set forth on Part I of such Schedule), does not exceed $10,000,000 in the aggregate.

(n)     The Term Loan Agreement is further amended by restating Section 6.1.(k) in its entirety as follows:

(k)    Financial Statements. The Parent has furnished to each Lender copies of (i) the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal year ended December 31, 2015, and the related consolidated statements of income, shareholders’ equity and cash flows for the fiscal year ended on such date, with the opinion thereon of KPMG LLP and (ii) the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal quarter ended March 31, 2016, and the related unaudited consolidated statements of operations, shareholders’ equity and cash flow of the Borrower and its consolidated Subsidiaries for the three fiscal quarter period ended on such date. Such financial statements (including in each case related schedules and notes) present fairly, in accordance with GAAP consistently applied throughout the periods involved, and in all material respects, the consolidated financial position of the Parent and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments). Neither the Parent nor any of its Subsidiaries has on the Fourth Amendment Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements.

(o)     The Term Loan Agreement is further amended by adding the following subsection (y) immediately following subsection (x) of Section 6.1. thereof.

(y)    EEA Financial Institution. No Loan Party is an EEA Financial Institution.

(p)    The Term Loan Agreement is further amended by adding to the end of Article XI the following new Section 11.21.

Section 11.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(q)    The Term Loan Agreement is further amended by deleting each of Schedules I, 6.1.(b), 6.1.(f), 6.1.(g), 6.1.(h), 6.1.(i), and 6.1.(w) in their entirety and replacing such Schedules with the corresponding Schedules attached hereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative
Agent and each of the Lenders;

(b)    a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor;

(c)    Notes executed by the Borrowers, payable to each Lender, other than any Lender that has requested that it not receive a Note, and in the original principal amount of such Lender’s Commitment plus the aggregate unpaid principal amount of Loans then made by such Lender prior to the Fourth Amendment Effective Date;

(d)    an opinion of counsel to the Borrowers and the other Loan Parties addressed to the Administrative Agent and the Lenders regarding such matters as the Administrative Agent may reasonably request;

(e)    a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party;

(f)    the certificate or articles of incorporation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of the Borrowers and each other Loan Party, certified as of a recent date by the Secretary of State of the State of formation of such Loan Party, or in the case of any Loan Party that has not altered its organizational instrument since the date such Loan Party became a party to the Term Loan Agreement or the Guaranty, as applicable, a certificate from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party certifying that there have been no changes to the organizational instrument delivered by such Loan Party after the date such Loan Party became a party to the Term Loan Agreement or the Guaranty, as applicable;

(g)    a certificate of good standing or certificate of similar meaning with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Person and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Person is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

(h)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrowers and each other Loan Party of the by-laws of such Person, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity, or in the case of any Loan Party that has not altered its by-laws, operating agreement, partnership agreement or other comparable document since the date such Loan Party became a party to the Term Loan Agreement or the Guaranty, as applicable, a certificate from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party certifying that there have been no changes to the by-laws, operating agreement, partnership agreement or other comparable document delivered by such Loan Party after the date such Loan Party became a party to the Term Loan Agreement or the Guaranty, as applicable;

(i)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrowers and each other Loan Party of all corporate, partnership, member or other necessary action taken by each such Loan Party to authorize the execution, delivery and performance of the this Amendment and the Loan Documents to which it is a party being executed and delivered in connection with this Amendment;

(j)     evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid;

(k)     a Disbursement Instruction Agreement executed by the Borrower effective as of the Fourth Amendment Effective Date; and

(l)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Allocations. The Administrative Agent, the Borrower and each Lender agree that upon the Fourth Amendment Effective Date, the Loans outstanding immediately prior to the Fourth Amendment Effective Date (the “Existing Loans”) shall be allocated among the Lenders in accordance with their respective Commitment Percentages calculated based solely on the Commitments of the Lenders in the column “New Commitment Amount” set forth on Schedule I attached hereto (the “Post-Amendment Commitment Percentage”). To effect such allocations, each Lender whose Post-Amendment Commitment Percentage exceeds the amount of such Lender’s Commitment Percentage immediately prior to the effectiveness of this Amendment and each New Lender (as defined below)

shall make a Loan in such amount as is necessary so that the aggregate principal amount of Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Existing Loans.  The Administrative Agent shall make such amounts of the proceeds of such Loans available to each Lender whose Post-Amendment Commitment Percentage is less than the amount of such Lender’s Commitment Percentage immediately prior to the effectiveness of this Amendment as is necessary so that the aggregate principal amount of Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Existing Loans. Except for any Notes to be provided to the Lenders in the principal amount of their respective Commitments, no other documents, instruments or fees (other than fees set forth in Section 2(j) above) shall be, or shall be required to be, executed or paid in connection with such allocations (all of which are hereby waived, as necessary).

Citizens Bank, N.A., U.S. Bank National Association, JPMorgan Chase Bank, N.A., PNC Bank, National Association, Associated Bank, National Association, and Branch Banking and Trust Company (collectively, the “New Lenders”), as a new Lenders under the Agreement on the Fourth Amendment Effective Date, together with the other Lenders, hereby agree to provide a Commitment in the amount of the New Commitment Amount set forth for such Lender on Schedule I attached hereto.  On the Fourth Amendment Effective Date, the New Lenders agree to become and shall be deemed a Lender for all purposes of the Agreement, and each reference to the Lenders in the Agreement shall be deemed to include the New Lenders.  The New Lenders hereby appoint Wells Fargo as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Agreement and other Loan Documents as are delegated to the Administrative Agent by the terms thereof.

Section 4. Representations. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the other Loan Documents to which such Borrower is a party and being executed and delivered in connection with this Amendment (together with this Amendment, collectively the “Amendment Documents”) and to perform its obligations under the Amendment Documents and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. Each Amendment Document has been duly executed and delivered by a duly authorized signatory of each Borrower or a general partner of such Borrower, as applicable and the Amendment Documents and the Term Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained in the Amendment Documents or in the Term Loan Agreement may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by each Borrower of the Amendment Documents and the performance by each Borrower of the Amendment Documents and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii)  result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 5. Reaffirmation of Representations. Each Borrower hereby certifies that as of the date hereof the representations and warranties made or deemed made by Borrower to the Administrative Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to the Parent or Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation and warranty is true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case, such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 6. Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 7. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated. The Term Loan Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Term Loan Agreement or any other Loan Document.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement as amended by this Amendment.

Section 13. Additional Arranger. The parties hereby acknowledge the appointment of Citizens Bank, N.A. as a joint lead arranger in respect of the arrangement and syndication of the Commitments made available on the Fourth Amendment Effective Date.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Seven-Year Term Loan Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By:    s/s Andrew M. Ioannou
Name:    Andrew M. Ioannou
Title:    Executive Vice President Finance and Acquisitions

PREIT-RUBIN, INC.

By:    s/s Andrew M. Ioannou
Name:    Andrew M. Ioannou
Title:    Executive Vice President Finance and Acquisitions

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:    s/s Andrew M. Ioannou
Name:    Andrew M. Ioannou
Title:    Executive Vice President Finance and Acquisitions

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

CAPITAL ONE, NATIONAL ASSOCIATION

By:    s/s Frederick H. Denecke
Name:    Frederick H. Denecke
Title:    Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

CITIZENS BANK OF PENNSYLVANIA

By:    s/s David R. Jablonski
Name:    David R. Jablonski
Title:    Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:    s/s Michael DiSanto
Name: Michael J. DiSanto
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

MUFG Union Bank, N.A. (formerly known as Union Bank,
N.A.)

By:    s/s Andrew Romanosky
Name: Andrew Romanosky
Title: Managing Director

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

US BANK NATIONAL ASSOCIATION

By:    s/s Renee Lewis
Name: Renee Lewis
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

JPMORGAN CHASE BANK, NA

By:    s/s Elizabeth Johnson
Name: Elizabeth Johnson
Title: Executive Director

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

PNC BANK, NATIONAL ASSOCIATION

By:    s/s Sharon Schmidt
Name: Sharon Schmidt
Title: Vice President, Relationship Manager

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:    s/s Greg Conner
Name: Greg Conner
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

BRANCH BANKING AND TRUST COMPANY

By:    s/s Brad Bowen
Name: Brad Bowen
Title: Vice President

[Signatures Continued on Next Page]

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June 30, 2016 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Term Loan Agreement referred to below (the “Lenders”).

WHEREAS, PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation, PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUIBN each individually, a “Borrower” and collectively, the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Seven-Year Term Loan Agreement dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Fourth Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Term Loan Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment, including without limitation, the making of additional Loans under the Term Loan Agreement, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures on Next Page]

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

[GUARANTOR]

By:__________________________
Name:_________________________
Title:____________________________

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.
200 South Broad Street
Philadelphia, PA 19102
Attention: Andrew Ioannou
Telephone: (215) 875-0700
Telecopy: (215) 546-7311

SCHEDULE I

Commitments

Lender	Existing Loans	Reallocated Existing Loans	New Commitment Amount
Wells Fargo Bank, National Association	$35,000,000	$20,000,000	$30,000,000
Capital One, National Association	$35,000,000	$20,000,000	$30,000,000
Citizens Bank, N.A.	N/A	$20,000,000	$30,000,000
Manufacturers and Traders Trust Company	$15,000,000	$8,000,000	$12,000,000
MUFG Union Bank, N.A.	$15,000,000	$6,000,000	$9,000,000
U.S. Bank National Association	N/A	$5,500,000	$8,250,000
JPMorgan Chase Bank, N.A.	N/A	$5,500,000	$8,250,000
PNC Bank, National Association	N/A	$5,500,000	$8,250,000
Associated Bank, National Association	N/A	$5,500,000	$8,250,000
Branch Banking and Trust Company	N/A	$4,000,000	$6,000,000
TOTAL	$100,000,000	100,000,000	$150,000,000

Schedule 6.1.(b) - Ownership Structure
PART I
Limited Partnerships

Limited Partnerships	Jurisdiction of Organization	Each Person holding any Equity Interest in the Subsidiary; nature of the Equity Interest; percentage ownership of Subsidiary represented by the Equity Interest	Property Owned by Subsidiary
801 Developers, LP	PA	801 Developers GP, LLC - 1.0% GP PREIT - 99% LP	See 801-Gallery Associates, L.P.
Bala Cynwyd Associates, LP	PA	PR Cherry Hill Office GP, LLC - 0.1% GP PREIT - 99.9% LP	One Cherry Hill Plaza
Cumberland Mall Associates	NJ	PR Cumberland GP, LLC - 1% GP PR Cumberland LP, LLC - 99% LP	Cumberland Mall
Plymouth Ground Associates, LP	PA	Plymouth Ground Associates LLC - 0.1% GP PREIT - 99.9% LP	Plymouth Meeting Mall (fee owner)
PR 8-10 Market LP	DE	PR 8-10 Market Mezz LLC - 0.1% GP PREIT - 99.9% LP	See PM Gallery LP
PR 907 Market Mezz LP	DE	PR 907 Market Mezz GP LLC - 1.0% GP PREIT - 99.0% LP	See PR 907 Market LP
PR AEKI Plymouth, L.P.	DE	PR AEKI Plymouth LLC - 0.1% GP PREIT - 99.9% LP	IKEA Parcel
PR Beaver Valley Limited Partnership	PA	PR Beaver Valley LLC - 1% GP PREIT - 99% LP	Beaver Valley Mall (Parcels 1 & 2)
PR BOS LP	PA	PR BOS GP, LLC - 1% GP PREIT - 99% LP	Lehigh Valley Mall - Boscov’s Outparcel (50% joint venture)
PR Capital City Limited Partnership	PA	PR Capital City LLC - 0.5% GP PREIT - 99.5% LP	Capital City Mall (leasehold)
PR CC Limited Partnership	PA	PR CC I LLC - 0.01% GP PREIT - 99.99% LP	Capital City Mall (land)
PR Echelon Limited Partnership	PA	PR Echelon LLC - 0.1% GP PREIT - 99.9% LP	See Echelon Title, LLC
PR Exton Limited Partnership	PA	PR Exton LLC - 0.1% GP PREIT - 99.9% LP	See XGP LLC, X-I Holding LP and X-II Holding LP
PR Exton Outparcel Holdings, LP	PA	PR Exton Outparcel GP, LLC - 0.1% GP PREIT - 99.9% LP	See PR Exton Outparcel Limited Partnership

PR Exton Outparcel Limited Partnership	PA	PR Exton Outparcel GP, LLC - 0.1% GP PR Exton Outparcel Holdings, LP - 99.9% LP	Exton Outparcel
PR Exton Square Property, L.P. (f/k/a X-I Holding LP)	DE	XGP LLC - 1% GP PR Exton Limited Partnership - 99% LP	Exton Square Mall Parcel and Leasehold and Fee interest in Kmart parcel at Mall
PR Financing Limited Partnership	DE	PR Financing I LLC - 0.5% GP PREIT - 99.5% LP	Francis Scott Key Mall Jacksonville Mall (leasehold) Patrick Henry Mall Viewmont Mall* *Certain parcels at these properties are owned by PREIT-RUBIN OP, Inc.
PR Gainesville Limited Partnership	DE	PR Gainesville LLC - 0.1% GP PR GV LP - 99.9% LP	540 acres of land in Alachua County near Gainesville, Florida
PR Gallery II Limited Partnership	PA	PR Gallery II LLC - 0.1% GP PREIT - 99.9% LP	See Keystone Philadelphia Properties, L.P.
PR GV LP	DE	PR GV LLC - 0.1% GP PREIT - 99.9% LP	See PR Gainesville Limited Partnership
PR Holding Sub Limited Partnership	PA	PR Holding Sub LLC - 0.1% GP PREIT - 99.9% LP	Stand by acquisition entity for Pennsylvania transactions
PR Jacksonville Limited Partnership	PA	PR Jacksonville LLC - 0.5 % GP PREIT - 99.5% LP	Jacksonville Mall
PR Logan Valley Limited Partnership	PA	PR Logan Valley LLC - 0.01% GP PREIT - 99.99% LP	Logan Valley Mall (record title holder and ground lessor)
PR Lycoming Limited Partnership (to be dissolved)	PA	PR Lycoming LLC - 0.01% GP PREIT - 99.99% LP	None
PR Monroe Old Trail Limited Partnership	PA	PR Monroe Old Trail, LLC - 0.1% GP PR Monroe Old Trail Holdings, L.P. - 99.9% LP	None
PR Monroe Old Trail Holdings, L.P.	PA	PR Monroe Old Trail Holdings LLC - 0.1% GP PREIT-RUBIN, INC. - 99.9% LP	See PR Monroe Old Trail Limited Partnership.
PR Monroe Unit One Holdings, L.P. (to be dissolved)	PA	PR Monroe Unit One GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	See PR Monroe Unit One Limited Partnership
PR Monroe Unit One Limited Partnership (to be dissolved)	PA	PR Monroe Unit One GP, LLC - 0.01% GP PR Monroe Unit One Holding, L.P. - 99.99% LP	None

PR Monroe Unit 10C Holdings, L.P. (to be dissolved)	PA	PR Monroe Unit 10C GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	See PR Monroe Unit 10C Limited Partnership
PR Monroe Unit 10C Limited Partnership (to be dissolved)	PA	PR Monroe Unit One GP, LLC - 0.01% GP PR Monroe Unit 10C Holdings, L.P. - 99.99% LP	None
PR Moorestown Limited Partnership	PA	PR Moorestown LLC - 0.1% GP PREIT - 99.9% LP	See Moorestown Mall LLC
PR New Castle Associates	PA	PR New Castle LLC - 0.1% GP PREIT - 99.9% LP	See Cherry Hill Center, LLC
PR New Garden Limited Partnership	PA	PR New Garden LLC - 0.1% GP PREIT - 99.9% LP	22.3 acre parcel of land and 4.9 acre parcel of land in New Garden Township, Chester County, Pennsylvania
PR New Garden Residential Limited Partnership	PA	PR New Garden Residential LLC - 0.1% GP PREIT-RUBIN, INC. - 99.9% LP	Residential parcel (46.7 acres) in New Garden Township, Chester County, Pennsylvania
PR New Garden/ Chesco Limited Partnership	PA	PR New Garden/Chesco LLC - 0.1% GP PR New Garden/Chesco Holdings, Limited Partnership - 99.9% LP	Retail parcels (107.8 acres) in New Garden Township, Chester County, Pennsylvania
PR New Garden/ Chesco Holdings, Limited Partnership	PA	PR New Garden/Chesco Holdings LLC - 0.1% GP PREIT - 99.9% LP	See PR New Garden/Chesco Limited Partnership
PR Outdoor, LP	PA	PR Outdoor, LLC -0.01% GP PREIT-RUBIN, INC. - 99.99% LP	See Catalyst Outdoor Advertising, LLC
PR Outdoor 2, L.P.	PA	PR Outdoor 2, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	See Catalyst Outdoor 2, LLC
PR Palmer Park Mall Limited Partnership (to be dissolved)	PA	PR Palmer Park, L.P. - 50.1% GP PREIT - 49.9% LP	None
PR Palmer Park, L.P. (to be dissolved)	PA	PR Palmer Park Trust - 1% GP PREIT - 99% LP	See PR Palmer Park Mall Limited Partnership
PR Pitney Lot 3 Holdings, L.P. (to be dissolved)	PA	PR Pitney Lot 3 GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	See PR Pitney Lot 3 Limited Partnership
PR Pitney Lot 3 Limited Partnership (to be dissolved)	PA	PR Pitney Lot 3 GP, LLC - 0.01% GP PR Pitney Lot 3 Holdings, L.P. - 99.99% LP	None

PR Plymouth Meeting Associates PC LP	DE	PR PM PC Associates LLC - 0.1% GP PR PM PC Associates L.P. - 99.9% LP	Plymouth Commons
PR PM PC Associates LP	DE	PR PM PC Associates LLC - 0.1% GP PREIT - 99.9% LP	See PR Plymouth Meeting Associates PC LP
PR Plymouth Meeting Limited Partnership	PA	PR Plymouth Meeting LLC - 0.1% GP PREIT - 99.9% LP	Plymouth Meeting Mall (leasehold interest) and the Boscov’s parcel (fee interest)
PR Springfield Associates, L.P. (to be dissolved)	PA	PR Springfield Trust - 1% GP PREIT - 99% LP	None
PR Springfield/Delco Limited Partnership	PA	PR Springfield/Delco LLC - 0.1% GP PR Springfield/Delco Holdings, L.P. - 99.9% LP	50% interest, as tenant in common, in Springfield Mall
PR Springfield/Delco Holdings, L.P.	PA	PR Springfield/Delco Holdings, LLC - 0.1% GP PREIT - 99.9% LP	See PR Springfield/Delco Limited Partnership
PR TP LP	DE	PR TP LLC - 0.1% GP PREIT - 99.9% LP	Tenants under lease on lands adjoining Plymouth Meeting Mall
PR Valley Limited Partnership	PA	PR Valley LLC - 0.5% GP PREIT - 99.5% LP	Valley Mall PR Hagerstown LLC is the borrower under a mortgage loan secured by Valley Mall.
PR Valley View Limited Partnership	PA	PR Valley View LLC - 0.5% GP PREIT - 99.5% LP	Valley View Mall
PR Viewmont Limited Partnership	PA	PR Viewmont LLC - 0.01% GP PREIT - 99.99% LP	Borrower for $48 million mortgage loan secured by Viewmont Mall. Also lessee of Viewmont Mall under 29 year lease from PR Financing Limited Partnership
PR Washington Crown Limited Partnership	PA	PR Washington Crown LLC - 0.5% GP PREIT - 99.5% LP	Washington Crown Center
PR Woodland Limited Partnership	DE	PR Woodland General, LLC - 1.0% GP PREIT - 99% LP	Woodland Mall
PR Wyoming Valley Limited Partnership	PA	PR Wyoming Valley LLC - 0.5% GP PREIT - 99.5% LP	Wyoming Valley Mall (fee)
PREIT Associates, L.P. (“PREIT”)	DE	Pennsylvania Real Estate Investment Trust - 89.19% consolidated interest as of 3/31/2015 Minority Limited Partners 10.81%	See rest of this Chart
PREIT Capital Advisors, LP (to be dissolved)	PA	PR Advisors GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	None

WG Holdings, L.P.	PA	PRWGP General, LLC - 0.02% GP PREIT - 99.98% LP	See WG Park, L.P.
WG Park General, L.P.	PA	PR WG Park General GP, LLC - 0.1% GP WG Holdings, L.P. - 99.9% LP	See WG Park, L.P.
WG Park Limited, L.P.	PA	WG Holdings of Pennsylvania, L.L.C. - 0.1% GP WG Holdings, L.P. - 99.9% LP	See WG Park, L.P.
WG Park, L.P.	PA	WG Park General, L.P. - 20% GP WG Park Limited, L.P. - 80% LP	Willow Grove Mall
WG Park-Anchor B LP	DE	WG Park-Anchor B, LLC - 0.5% GP PREIT - 99.5% LP	Anchor site at Willow Grove Park (previously used for operation of Strawbridge department store).
Limited Liability Companies

Limited Liability Companies2	Jurisdiction of Organization	Each Person holding any Equity Interest in the Subsidiary; nature of the Equity Interest; percentage ownership of Subsidiary represented by the Equity Interest	Property Owned by Subsidiary
801 Developers GP, LLC	PA	PREIT - 100% Sole Member	See 801 Developers, LP
Beverage Two, LLC	NJ	PREIT-RUBIN, INC. - 100% Sole Member	None
Cherry Hill Center Manager, LLC	DE	PREIT - 100% Sole Equity Member William Langan - 0% Special Member	See Cherry Hill Center, LLC
Cherry Hill Center, LLC	MD	PR New Castle Associates - 99.9% Member Cherry Hill Center Manager, LLC - 0.1% Member	Cherry Hill Mall
Cumberland Mall Retail Condominium Association, LLC	NJ	Pennsylvania Real Estate Investment Trust entity and other condominium owners are members.	None. This entity is a unit owners association related to retail condominium at Cumberland Mall.
Echelon Beverage LLC	NJ	PREIT-RUBIN, INC. - 100% Sole Member
Echelon Title LLC	DE	PR Echelon Limited Partnership -100% Sole Member	Office Building Parcel
Moorestown Beverage I, LLC	NJ	PREIT-RUBIN, INC. 100% - Sole Member	Liquor license associated with Moorestown Mall
Moorestown Beverage II, LLC	NJ	PREIT-RUBIN, INC. 100% - Sole Member	Liquor license associated with Moorestown Mall

Moorestown Mall LLC	DE	PR Moorestown Limited Partnership - 100% Sole Member	Moorestown Mall
Plymouth Ground Associates LLC	PA	PREIT - 100% Sole Member	See Plymouth Ground Associates, L.P.
Plymouth License III, LLC	PA	PREIT-RUBIN, INC. - 100% Sole Member	Liquor license associated with Plymouth Meeting Mall
Plymouth License IV, LLC	PA	PREIT-RUBIN, INC. - 100% Sole Member	Former owner of Liquor license R-17547
PR 8-10 Market GP LLC	DE	PREIT - 100% Sole Member	See PM Gallery LP
PR 8-10 Market Mezz LLC	DE	PREIT - 100% Sole Member	See PR 8-10 Market LP
PR 907 Market Mezz GP LLC	DE	PREIT - 100% Sole Member	See PR 907 Market LP
PR Acquisition Sub LLC	DE	PREIT - 100% Sole Member	Standby acquisition entity for transactions outside of Pennsylvania
PR AEKI Plymouth LLC	DE	PREIT - 100% Sole Member	See PR AEKI Plymouth, L.P.
PR Beaver Valley LLC	DE	PREIT - 100% Sole Member	See PR Beaver Valley Limited Partnership
PR BOS GP, LLC	DE	PREIT - 100% Sole Member	See PR BOS LP
PR BVM, LLC	PA	PREIT - 100% Sole Member	Beaver Valley Mall (Parcel 3)
PR Capital City LLC	DE	PR CC II LLC -99.99% Member PREIT - 0.01% Member	See PR Capital City Limited Partnership
PR CC I LLC	DE	PR CC II LLC - 99.99% Member PREIT - 0.01% Member	See PR CC Limited Partnership
PR CC II LLC	DE	PREIT - 100% Sole Member	See PR CC Limited Partnership
PR Cherry Hill Office GP, LLC	DE	PREIT - 100% Sole Member	See Bala Cynwyd Associates, L.P.
PR Cherry Hill STW LLC	DE	PREIT - 100% Sole Member	Former Strawbridge property at Cherry Hill Mall.
PR Chestnut Mezzco, LLC	PA	PREIT - 100% Sole Member	None
PR Chestnut Sub Mezzco, LLC	PA	PR Chestnut Mezzco, LLC - 100% Sole Member	See PR Chestnut Mezzco, LLC
PR Crossroads I, LLC	PA	PREIT - 100% Sole Member	Crossroads Mall (record owner of a portion of mall and ground lessee of remainder of mall)
PR Crossroads II, LLC	PA	PREIT - 100% Sole Member	Crossroads Mall (90% undivided interest in ground lessor estate)
PR Cumberland GP LLC	DE	PREIT - 100% Sole Member	See Cumberland Mall Associates (limited partnership)
PR Cumberland LP LLC	DE	PREIT - 100% Sole Member	See Cumberland Mall Associates (limited partnership)
PR Cumberland Outparcel LLC	NJ	PREIT - 100% Sole Member	Vacant land parcel adjacent to Cumberland Mall

PR Echelon LLC	PA	PREIT - 100% Sole Member	See PR Echelon Limited Partnership
PR Exton LLC	PA	PREIT - 100% Sole Member	See Exton Limited Partnership
PR Exton Outparcel GP, LLC	DE	PREIT - 100% Sole Member	See PR Exton Outparcel Limited Partnership
PR Fin Delaware, LLC	DE	PREIT - 100% Sole Member	None
PR Financing I LLC	DE	PR Financing II LLC - 99.99% Member PREIT - 0.01% Member	See PR Financing Limited Partnership
PR Financing II LLC	DE	PREIT - 100% Sole Member	See PR Financing Limited Partnership
PR Francis Scott Key LLC	DE	PR Financing Limited Partnership - 100% Sole Member	Borrower under $55 million mortgage loan secured by Francis Scott Key Mall.
PR Gallery II LLC	DE	PREIT - 100% Sole Member	See PR Gallery II Limited Partnership
PR Gainesville LLC	DE	PREIT - 100% Sole Member	See PR Gainesville Limited Partnership
PR Gloucester LLC	DE	PREIT - 100% Sole Member	None
PR GV LLC	DE	PREIT - 100% Sole Member	See PR Gainesville Limited Partnership
PR Hagerstown LLC	DE	PR Valley Limited Partnership - 100% Sole Member	None, Borrower under Mortgage Loan for Valley Mall
PR Holding Sub LLC	PA	PREIT - 100% Sole Member	See PR Holding Sub Limited Partnership
PR Hyattsville LLC	DE	PR Prince George’s Plaza LLC - 100% Sole Member	Borrower under mortgage loan secured by The Mall at Prince George’s.
PR Jacksonville LLC	DE	PR JK LLC - 99.99% Member PREIT - 0.01% Member	See PR Jacksonville Limited Partnership
PR JK LLC	DE	PREIT - 100% Sole Member	See PR Jacksonville Limited Partnership
PR Lehigh Valley LLC	PA	PREIT - 100% Sole Member	See Lehigh Valley Associates on Part II of this Schedule
PR Logan Valley LLC	DE	PR LV LLC - 99.99% Member PREIT - 0.01% Member	See PR Logan Valley Limited Partnership
PR LV LLC	DE	PREIT - 100% Sole Member	See PR Logan Valley Limited Partnership
PR Lycoming LLC (to be dissolved)	DE	PREIT - 100% Sole Member	See PR Lycoming Limited Partnership
PR Magnolia LLC	DE	PREIT - 100% Sole Member	Magnolia Mall; Undeveloped land held in fee
PR Metroplex West, LLC	DE	PREIT - 100% Sole Member	See Metroplex General, Inc. on Part II of this Schedule
PR Monroe Old Trail LLC	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR Monroe Old Trail Limited Partnership
PR Monroe Old Trail Holdings LLC	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR Monroe Old Trail Limited Partnership
PR Monroe Unit One GP, LLC (to be dissolved)	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR Monroe Unit One Limited Partnership

PR Monroe Unit 10C GP, LLC (to be dissolved)	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR Monroe Unit 10C Limited Partnership
PR Moorestown LLC	PA	PREIT - 100% Sole Member	See PR Moorestown Limited Partnership
PR New Castle LLC	PA	PREIT - 100% Sole Member	See PR New Castle Associates
PR New Garden LLC	PA	PREIT - 100% Sole Member	See PR New Garden L.P.
PR New Garden Residential LLC	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR New Garden Residential L.P.
PR New Garden/Chesco LLC	DE	PR New Garden LLC - 100% Sole Member PREIT Services, LLC - 0% Non-member manager	See PR New Garden/Chesco Holdings LLC
PR New Garden/Chesco Holdings LLC	DE	PREIT - 100% Sole Member	See PR New Garden/Chesco Holdings, L.P.
PR North Dartmouth LLC	DE	PREIT - 100% Sole Member	Dartmouth Mall
PR Outdoor, LLC	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR Outdoor, LP
PR Outdoor 2, LLC	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR Outdoor 2, L.P.
PR Oxford Valley General, LLC	DE	PREIT - 100% Sole Member	See Oxford Valley Road Associates on Part II of this Schedule
PR Patrick Henry LLC	DE	PREIT - 100% Sole Member	Patrick Henry Mall
PR Pitney Lot 3 GP, LLC (to be dissolved)	DE	PREIT-RUBIN, INC. - 100% Sole Member	See PR Pitney Lot 3 Limited Partnership
PR PG Plaza LLC	DE	PREIT - 100% Sole Member	See PR Prince George’s Plaza LLC
PR Plymouth Meeting LLC	PA	PREIT - 100% Sole Member	See PR Plymouth Meeting Limited Partnership
PR PM PC Associates LLC	DE	PREIT - 100% Sole Member PREIT Services, LLC - 0% Non-member manager	See PR Plymouth Meeting Associates PC LP
PR Prince George’s Plaza LLC	DE	PR PG Plaza LLC - 1% Managing Member PREIT - 99% Member	The Mall at Prince Georges
PR Red Rose LLC	DE	PREIT - 100% Sole Member	See Red Rose Commons Associates, L.P. on Part II of this Schedule
PR Springfield/Delco LLC	DE	PREIT - 100% Sole Member	See PR Springfield/Delco, L.P.
PR Springfield/Delco Holdings LLC	DE	PREIT - 100% Sole Member	See PR Springfield/Delco Holdings, L.P.
PR Springfield Town Center LLC	DE	PREIT - 100% Sole Member	Ground Lessee of Springfield Town Center
PR Swedes Square LLC	DE	PREIT - 100% Sole Member	Land in New Castle, Delaware

PR Sunrise Outparcel 1, LLC (to be dissolved)	NJ	PREIT-RUBIN, INC. - 100% Sole Member	None
PR Sunrise Outparcel 2, LLC	NJ	PREIT-RUBIN, INC. - 100% Sole Member	Sunrise Plaza Outparcel
PR TP LLC	DE	PREIT - 100% Sole Member	See PR TP LP
PR Valley LLC	DE	PREIT - 100% Sole Member	See PR Valley Limited Partnership
PR Valley View LLC	DE	PR VV LLC - 99.99% Member PREIT - 0.01% Member	See PR Valley View Limited Partnership
PR Viewmont LLC	DE	PREIT - 100% Sole Member	See PR Viewmont Limited Partnership
PR VV LLC	DE	PREIT - 100% Sole Member	See PR Valley View Limited Partnership
PR Walnut Mezzco, LLC	PA	PREIT - 100% Sole Member	None
PR Walnut Street Abstract LLC	DE	PREIT-RUBIN, INC. - 100% Sole member	See Walnut Street Abstract, L.P. in Part II of this Schedule
PR Walnut Sub Mezzco, LLC	PA	PR Walnut Mezzco, LLC - 100% Sole Member	See PR Walnut Mezzco, LLC
PR Washington Crown LLC	DE	PR WC LLC - 99.99% Member PREIT - 0.01% Member	See PR Washington Crown Limited Partnership
PR WC LLC	DE	PREIT - 100% Sole Member	See PR Washington Crown Limited Partnership
PR WG Park General GP, LLC	DE	WG Holdings of Pennsylvania, LLC - 100% Sole Member	See WG Park General LP
PR Wiregrass Anchor LLC (to be dissolved)	DE	PREIT - 100% Sole Member	None
PR Wiregrass Commons LLC	DE	PREIT - 100% Sole Member	None
PR Woodland General LLC	DE	PREIT - 100% Sole Member	See PR Woodland Limited Partnership
PR Woodland Outparcel LLC	DE	PREIT - 100% Sole Member	Outparcel at Woodland Mall
PR WV LLC	DE	PREIT - 100% Sole Member	See PR Wyoming Valley LLC
PR Wyoming Valley LLC	DE	PR WV LLC - 99.99% PREIT - 0.01%	See PR Wyoming Valley Limited Partnership
PREIT CDE LLC (f/k/a Exton License II, LLC) (to be dissolved)	PA	PREIT-RUBIN, INC. - 1 % Member PREIT - 99% Member	None
PREIT Gadsden Mall LLC (to be dissolved)	DE	PREIT - 100% Sole Member	None
PREIT Gallery TRS Sub LLC	PA	PREIT-RUBIN, INC. - 100% Sole Member	See Keystone Philadelphia Properties, L.P., PR Gallery I Limited Partnership and PR 907 Market LP
PREIT Services, LLC	DE	PREIT - 100% Sole Member	None
PRWGP General, LLC	DE	PREIT - 100% Sole Member	See WG Park, L.P.

WG Holdings of Pennsylvania, L.L.C.	PA	WG Holdings, L.P. - 100% Sole Member	See WG Park, L.P.
WG Park - Anchor B, LLC	DE	PREIT - 100% Sole Member	See WG Park - Anchor B LP
XGP LLC	DE	PR Exton Limited Partnership - 100% Sole Member	See X-I Holding LP

Corporations

Corporations2	Jurisdiction of Organization	Each Person holding any Equity Interest in the Subsidiary; nature of the Equity Interest; percentage ownership of Subsidiary represented by the Equity Interest	Property Owned by Subsidiary
1150 Plymouth Associates, Inc.	MD	PREIT-RUBIN, INC. - 100%	Liquor licenses associated with Plymouth Meeting Mall
Exton License, Inc.	MD	PREIT-RUBIN, INC. - 100%	Liquor licenses associated with Exton Square
PR GC Inc.	MD	PREIT Services, LLC - 100%	None
PREIT-RUBIN, Inc.	PA	PREIT - 100%	Former Strawbridge store located at 8th and Market. Also, see PR New Garden Residential Limited Partnership
PREIT-RUBIN OP, Inc.	PA	PREIT-RUBIN, INC. - 100%	Outparcels acquired in the Crown Transaction that are located at the following properties: Viewmont Mall. (See PR Financing Limited Partnership).
PREIT TRS, Inc.	DE	Pennsylvania Real Estate Investment Trust - 100%	REIT Income Test Assignee
Capital City Beverage Enterprise, Inc. (f/k/a R8267 Plymouth Enterprises, Inc.)	MD	PREIT-RUBIN, INC. - 100%	Liquor licenses associated with Plymouth Meeting Mall
Springhills Northeast Quadrant Owners Drainage Association No. One, Inc.	FL	PR Gainesville Limited Partnership, sole member	Property owner’s association for property located in Alachua county, Florida (Gainesville)
Springhill Owners Association, Inc.	FL	PR Gainesville Limited Partnership, sole member	Property owner’s association for property located in Alachua county, Florida (Gainesville)
Trusts

Trusts	Jurisdiction of Organization	Each Person holding any Equity Interest in the Subsidiary; nature of the Equity Interest; percentage ownership of Subsidiary represented by the Equity Interest	Property Owned by Subsidiary
PR Palmer Park Trust (to be dissolved)	PA	PREIT - Sole Beneficiary	See PR Palmer Park Mall Limited Partnership
PR Springfield Trust (to be dissolved)	PA	PREIT - Sole Beneficiary	See PR Springfield Associates, L.P.
PREIT Protective Trust 1	PA	PREIT-RUBIN, INC. - Sole Beneficiary	REIT Asset Test Assignee

A. The following wholly owned entities are inactive and are slated for dissolution:

1.	PREIT Capital Advisors, LP

2.	PREIT CDE LLC

3.	PREIT Gadsden Mall LLC

4.	PR Pitney Lot 3 Limited Partnership

5.	PR Pitney Lot 3 GP, LLC

6.	PR Pitney Lot 3 Holdings, LP

7.	PR Springfield Associates, L.P.

8.	PR Springfield Trust

9.	PR Lycoming Limited Partnership

10.	PR Lycoming LLC

11.	PR Palmer Park Mall Limited Partnership

12.	PR Palmer Park, L.P.

13.	PR Palmer Park Trust

14.	PR Monroe Unit One Limited Partnership

15.	PR Monroe Unit One Holdings, L.P.

16.	PR Monroe Unit One GP, LLC

17.	PR Monroe Unit 10C Holdings, L.P.

18.	PR Monroe Unit 10C Limited Partnership

19.	PR Monroe Unit 10C GP, LLC

20.	PR Sunrise Outparcel 1, LLC

21.	PR Wiregrass Anchor LLC

Schedule 6.1.(b) - Ownership Structure
PART II
Consolidated Affiliates
None
Unconsolidated Affiliates

Unconsolidated Affiliates	Jurisdiction of Organization	Each Person holding any Equity Interest in the Unconsolidated Affiliate; nature of the Equity Interest; percentage ownership of Unconsolidated Affiliate represented by the Equity Interest	Property Owned by Unconsolidated Affiliate
801 4-6 Fee Owner GP LLC	DE	801 Market Venture LP - 100% Member GPM GP LLC - 0% Non-member manager	See 801 4-6 Fee Owner LP
801 4-6 Fee Owner LP	DE	801 4-6 Fee Owner GP LLC - 0.1% GP 801 Market Venture LP - 88.9% LP 801 4-6 Mezz LP - 11% LP	Unit 1AC of the Unit 1 801 Market Street Condominium
801 4-6 Mezz GP LLC	DE	801 Market Venture LP - 100% Member	See 801 4-6 Fee Owner LP
801 4-6 Mezz LP	DE	801 4-6 Mezz GP LLC - 0.1% GP 801 market Venture LP - 99.9% LP	See 801 4-6 Fee Owner LP
801 C-3 Fee Owner LP	DE	801 C-3 Fee Owner GP LLC - 0.1% GP 801 Market Venture LP - 88.9% LP 801 C-3 Mezz LP - 11.0% LP	Units 1EH and 1D of the Unit 1 801 Market Street Condominium
801 C-3 Fee Owner GP LLC	DE	801 Market Venture LP - 100% Member GPM GP LLC - 0% Non-member manager	See 801 C-3 Fee Owner LP
801 C-3 Mezz LP	DE	801 C-3 Mezz GP LLC - 0.1% GP 801 Market Venture LP - 99.9% LP	See 801 C-3 Fee Owner LP
801 C-3 Mezz GP LLC	DE	801 Market Venture LP - 100% Sole Member	See 801 C-3 Fee Owner LP
801-Gallery C-3 Associates, L.P.	PA	801 Gallery C-3 GP, LLC - 0.01% GP 801-Gallery Associates, L.P. - 89.99% LP 801 Gallery C-3 MT, L.P. - 10% LP	See 801-Gallery Associates, L.P.
801-Gallery C-3 GP, LLC	PA	801-Gallery Associates, L.P. - 100% Sole Member	See 801-Gallery C-3 Associates, L.P.
801-Gallery C-3 MT, L.P.	PA	801-Tenant C-3 Manager, LLC - 0.01% GP Chevron U.S.A. Inc. - 99.99% LP	Retail Master Tenant at 801 Market
801-Gallery GP, LLC	PA	PREIT-RUBIN, INC. - 50% member Macerich Management Company - 50% Member* GPM GP LLC - 0% Non-member manager	See 801-Gallery Associates, L.P.
801-Gallery Associates, L.P.	PA	801-Gallery GP, LLC - 0.1% GP PREIT-RUBIN, INC. - 49.95% LP Macerich Management Company - 49.95% LP*	801 Market Street (leasehold)

801-Gallery Office Associates, L.P.	PA	801-Gallery Office GP, LLC - 0.01% GP 801-Gallery Office MT, L.P. - 20% LP 801-Gallery Associates, L.P. - 79.99% LP	See 801-Gallery Associates, L.P.
801-Gallery Office GP, LLC	PA	801-Gallery Associates, L.P. - 100% Sole Member	See 801-Gallery Office Associates, L.P.
801-Gallery Office MT, L.P.	PA	801-Tenant Office Manager, LLC - 0.01% GP Chevron U.S.A. Inc. - 99.99% LP	See 801-Gallery Office Associates, L.P.
801-Tenant C-3 Manager, LLC	PA	801-Gallery Associates, L.P. - 100% Sole Member	0.01% GP Interest in 801-Gallery C-3 MT, L.P.
801-Tenant Office Manager, LLC	PA	801-Gallery Associates, L.P. - 100% Sole Member	0.01% GP Interest in 801-Gallery Office MT, L.P.
801 Market Venture LP	DE	801 Market Venture GP LLC - 1% GP PREIT-RUBIN, INC. - 49.5% LP Macerich Management Company - 49.5% LP*	Indirect JV Interest in Units 1AC, 1EH and 1D of the Unit 1 801 Market Street Condominium
801 Market Venture GP LLC	DE	PREIT-RUBIN, INC - 50% Member Macerich Management Company - 50% Member* GPM GP LLC - 0% Non-member manager	See 801 Market Venture LP
1010-1016 Market Street Realty GP, LLC (to be dissolved)	DE	MP MSR GP LLC - 50% Member PEI MSR GP III LLC - 50% Member	None
1010-1016 Market Street Realty, LP	PA	PEI MSR GP III LLC - 1% GP PEI MSR GP III LLC - 10% LP PEI MSR III LP - 89% LP	1010-1016 Market Street
1018 Market Street Realty GP, LLC (to be dissolved)	DE	MP MSR GP LLC - 50% Member PEI MSR GP I LLC - 50% Member	None
1018 Market Street Realty, LP	PA	PEI MSR GP I LLC - 1% GP PEI MSR GP I LLC - 10% LP PEI MSR I LP - 89% LP	1018 Market Street
1020-1024 Market Street Realty GP, LLC (to be dissolved)	DE	MP MSR GP LLC - 50% Member PEI MSR GP II LLC - 50% Member	None
1020-1024 Market Street Realty, LP	PA	PEI MSR GP II LLC - 1% GP PEI MSR GP II LLC - 10% LP PEI MSR II LP - 89% LP	1020-1024 Market Street

Catalyst Outdoor Advertising, LLC	DE	PR Outdoor, LP - 39.0% Member Thaddeus Bartkowski - 41.4784% Member Crystal Anne Crawford - 11.5079% Member Patrick Wofington - 8.0137% Member	Indirect interest in Outdoor Advertising
Catalyst Outdoor 2, LLC	DE	PR Outdoor 2, L.P. - 39.0% Member Thaddeus Bartkowski - 41.4784% Member Crystal Anne Crawford - 11.5079% Member Patrick Wofington - 8.0137% Member	Indirect interest in Outdoor Advertising
GPM GP LLC	DE	PM Gallery LP - 100% Sole Member	See PM Gallery LP
Keystone Philadelphia Properties, LP	PA	GPM GP LLC - 0.1% GP PREIT Gallery TRS Sub LLC - 0.1% LP Macerich Gallery Market East TRS Sub LLC - 0.1% LP* PM Gallery LP - 87.2% LP PR Gallery II Limited Partnership - 12.5% LP	The Gallery at Market East II (ground lessee)
Lehigh BOS Acquisition L.P.	DE	Lehigh BOS Acquisition GP, LLC - 0.5% GP* PR BOS GP, LLC - 0.5% GP Simon Property Group, L.P. - 49.5% LP * PR BOS LP - 49.5% LP	Boscov’s Parcel at Lehigh Valley Mall
Lehigh Valley Associates (Limited Partnership)	PA	PR Lehigh Valley LLC - 0.5% GP, PREIT - 49.5% LP Delta Ventures, Inc. - 0.5% GP* Kravco Simon Investments, L.P. - 49.5% LP*	Lehigh Valley Mall
Lehigh Valley Mall GP, LLC	DE	Lehigh Valley Associates - 100% member	See Mall at Lehigh Valley, L.P.
Mall at Lehigh Valley, L.P.	DE	Lehigh Valley Mall GP, LLC - 0.5% GP Lehigh Valley Mall Associates - 99.5% LP	Lessor of Lehigh Valley Mall. Borrower under mortgage loan secured by Lehigh Valley Mall.
Mall Maintenance Corporation (I) (in dissolution)	PA
PREIT holds an indirect minority membership interest in Mall Maintenance Corporation (I)

Other members:
City of Philadelphia
Redevelopment Authority of City of Philadelphia
Philadelphia Authority for Industrial Development
Philadelphia VF LP
The May Department Stores Company
Market Street East Development Corporation
Purpose is to maintain the public areas of Gallery I at Market East
Mall Maintenance Corporation II	PA
PREIT holds an indirect minority membership interest in Mall Maintenance Corporation II

Other members:
Redevelopment Authority of City of Philadelphia
Philadelphia Authority for Industrial Development
One Reading Center Associates
Purpose is to maintain the public areas of Gallery II at Market East
Mall Corners Ltd. (Limited Partnership)	GA	PREIT - 19% LP Charles A. Lotz - 0.5% GP* Center Developers, Inc. - 1% GP* Frank L. Ferrier - 1% GP* Others - 78.5% LP*	None
Mall Corners II, Ltd. (Limited Partnership)	GA	PREIT - 11% LP Charles A. Lotz - 0.5% GP* Center Developers, Inc. - 1% GP* Frank L. Ferrier - 1% GP* Others - 86.5% LP*	None

Metroplex General, Inc.	PA	PR Metroplex West, LLC - 50% MW General, Inc. - 50%*	See Metroplex West Associates, L.P.
Metroplex West Associates, L.P.	PA
Metroplex General, Inc. - 1% GP
PREIT - 49.5% LP
MW General, Inc. - .5% LP*
Goldenberg Metroplex Partners, L.P. - 22.5% LP*
Goldenberg Metroplex Investors, L.P. - 24% LP*
Resource Realty Management, Inc. - 2.5% LP*
Metroplex Power Center
Oxford Valley Road Associates (limited partnership)	PA
PR Oxford Valley General, LLC - 1% GP
PREIT - 49% LP
OVG General, Inc. - 1% GP*
Goldenberg Investors, L.P. - 22.296% LP*
Goldenberg Partners, L.P. - 24.204% LP*
Milton S. Schneider - 1% LP
 Resource Realty* Management, Inc. - 1.5% LP*
Court at Oxford Valley Shopping Center
Pavilion East Associates, L.P.	PA
PREIT - 40% LP
PE General, L.L.C. - 1% GP*
Goldenberg Pavilion Partners, L.P. - 15.5% LP*
Goldenberg Pavilion Investors, L.P. - 15% LP*
Resource Realty Management, Inc. - 4% LP*
Pavilion Towner Associates, L.P. - 4.5% LP*
LK Pavilion Associates, L.P. - 20% LP*
Pavilion at Market East
PEI MSR GP I LLC	PA	PM Gallery LP - 87.475% Member PREIT - 12.525% Member	See 1018 Market Street Realty, LP
PEI MSR I LP	PA	PEI MSR GP I LLC - 1% GP PEI MSR LP LLC - 99% LP	See 1018 Market Street Realty, LP
PEI GP II LLC	PA	PM Gallery LP - 87.475% Member PREIT - 12.525% Member	See 1020-1024 Market Street Realty, LP
PEI MSR II LP	PA	PEI MSR GP II LLC - 1% GP PEI MSR LP LLC - 99% LP	See 1020-1024 Market Street Realty, LP
PEI MSR GP III LLC	PA	PM Gallery LP - 87.475% Member PREIT - 12.525% Member	See 1010-1016 Market Street Realty, LP
PEI MSR III LP	PA	PEI MSR GP III LLC - 1% GP PEI MSR LP LLC - 99% LP	See 1010-1016 Market Street Realty, LP
PEI MSR LP LLC	PA	PM Gallery LP - 87.475% Member PREIT - 12.525% Member	See 1010-1016 Market Street Realty, LP, 1018 Market Street Realty, LP and 1020-1024 Market Street Realty, LP
PM Gallery LP	DE	PR 8-10 Market GP LLC - 0.1% GP Macerich Gallery Market East GP LLC - 0.1% GP* PR 8-10 Market LP - 42.741% LP Macerich Gallery Market East LP LLC - 57.059% LP*	See PR Gallery I Limited Partnership, Keystone Philadelphia Properties, L.P., PR 907 Market LP, and 801-Gallery Associates, L.P.
PM 833 Market Mezz LP	DE	PM 833 Market Mezz GP LLC - 0.1% LP PM Gallery LP - 99.9% LP	See PR Gallery I Limited Partnership
PM 833 Market Mezz GP LLC	DE	PM Gallery LP - 100% Sole Member	See PR Gallery I Limited Partnership

PR 907 Market LP	DE	GPM GP LLC - 0.1% GP PREIT Gallery TRS Sub LLC - 0.1% LP Macerich Gallery Market East TRS Sub LLC - 0.1% LP* PM Gallery LP - 87.2% LP PR 907 Market Mezz LP - 12.5% LP	907-937 Market Street
PR Gallery I Limited Partnership	PA	GPM GP LLC - 0.1% GP PREIT Gallery TRS Sub LLC - 0.1% LP Macerich Gallery Market East TRS Sub LLC - 0.1% LP* PM Gallery LP - 76.2% LP PM 833 Market Mezz LP - 11% LP PREIT - 12.5% LP	The Gallery at Market East I (ground lessee)
Red Rose Commons Associates, L.P.	PA	PR Red Rose LLC - 1% GP PREIT - 49% LP RRC General, Inc. - 1% GP* Goldenberg Lancaster Partners, L.P. - 23% LP* Goldenberg Lancaster Investors, L.P. - 24% LP* Resource Realty Management, Inc. - 2% LP*	All units in the Red Rose Condominium constituting the Red Rose Commons Shopping Center
Simon/PREIT Gloucester Development, LLC	DE	PR Gloucester LLC - 25% Gloucester Premium Outlets Member, LLC - 75% *	Proposed Outlet Development in Gloucester, New Jersey
Walnut Street Abstract, L.P.	NJ	PR Walnut Street Abstract LLC - 50% LP Affiliate of Madison Title Agency - 50%*	Title insurance agency.

* Neither Parent nor any of its Affiliates owns any interest in this entity.

Schedule 6.1.(f) - Title to Properties

Properties	Owner	Occupancy (as of 3/31/16)	Project Under Development?
Wholly-Owned
Beaver Valley Mall	PR Beaver Valley Limited Partnership (Parcels 1 and 2) PR BVM, LLC (Parcel 3)	94.4%	No.
Capital City Mall	PR Capital City Limited Partnership (Improvements) PR CC Limited Partnership (Land)	92.5%	Yes See Part II of this Schedule for additional information.
Cherry Hill Mall	Cherry Hill Center, LLC PR Cherry Hill STW LLC (Cherry Hill Anchor Store)	95.0%	No.
Crossroads Mall (fee and leasehold)	PR Crossroads I, LLC and PR Crossroads II, LLC	95.9%	Yes See Part II of this Schedule for additional information.
Cumberland Mall	Cumberland Mall Associates (Unit A) PR Cumberland Outparcel LLC (vacant outparcel)	95.2%	Yes See Part II of this Schedule for additional information.
Dartmouth Mall	PR North Dartmouth LLC	95.1%	No.
Exton Square Mall and leasehold and fee interest in former Kmart Parcel at Mall	PR Exton Square Property L.P. PR Exton Outparcel Limited Partnership (E. Lincoln Highway land parcel)	76.8%	Yes See Part II of this Schedule for additional information.
Francis Scott Key Mall	PR Financing Limited Partnership	91.6%	Yes See Part II of this Schedule for additional information.
Jacksonville Mall	PR Jacksonville Limited Partnership	96.9%	No
Logan Valley Mall	PR Logan Valley Limited Partnership	98.0%	Yes See Part II of this Schedule for additional information.
Magnolia Mall	PR Magnolia LLC	99.2%	Yes See Part II of this Schedule for additional information.
Mall at Prince Georges	PR Prince George’s Plaza LLC	96.8%	Yes See Part II of this Schedule for additional information.
Moorestown Mall	Moorestown Mall LLC	92.3%	Yes See Part II of this Schedule for additional information.

New Garden / White Clay Point	PR New Garden L.P. PR New Garden/Chesco Limited Partnership PR New Garden Residential Limited Partnership	N/A - Land	Yes See Part II of this Schedule for additional information.
One Cherry Hill Plaza	Bala Cynwyd Associates, LP	42.6%	No
Patrick Henry Mall	PR Patrick Henry LLC	89.1%	Yes See Part II of this Schedule for additional information.
Plymouth Commons	PR Plymouth Meeting Associates PC LP	N/A - Land	No
Plymouth Meeting Mall	PR Plymouth Meeting Limited Partnership (Improvements) Plymouth Ground Associates, L.P. (Land) PR AEKI Plymouth, L.P.	94.4%	Yes See Part II of this Schedule for additional information.
Springfield Town Center (leasehold)	PR Springfield Town Center LLC	85.0%	No.
Spring Hills	PR Gainesville Limited Partnership	N/A - Land	Yes See Part II of this Schedule for additional information.
Sunrise Plaza	PR Sunrise Outparcel 2, LLC - 2.109 acres	N/A - Land	Yes See Part II of this Schedule for additional information.
Swedes Square Property	PR Swedes Square LLC	N/A -Land	No
Valley Mall	PR Valley Limited Partnership	95.1%	Yes See Part II of this Schedule for additional information.
Valley View Mall	PR Valley View Limited Partnership	95.7%	No
Viewmont Mall	PR Financing Limited Partnership PREIT-RUBIN OP Inc. (Outparcel #s 12401-040-005, 12401-040-003, and 12401-040-001)	99.3%	Yes See Part II of this Schedule for additional information.
VTC- Office Building Only	Echelon Title LLC	45.3%	No
Washington Crown Center	PR Washington Crown Limited Partnership	93.5%	No
Willow Grove Park	W.G. Park, L.P. WG Park-Anchor B LP (Anchor Site)	97.2%	Yes See Part II of this Schedule for additional information.
Woodland Mall	PR Woodland Limited Partnership PR Woodland Outparcel LLC (Verizon Outparcel)	96.3%	No
Wyoming Valley Mall	PR Wyoming Valley Limited Partnership	94.4%	No
Joint Venture
801 Market	801 4-6 Fee Owner GP LP (Unit 1AC) 801 C-3 Fee Owner LP (Unit 1EH & 1D) 801-Gallery Associates, L.P. (leasehold)	100%	Yes See Part II of this Schedule for additional information.

907 Market Street	PR 907 Market LP	81.9%	Yes See Part II of this Schedule for additional information.
1010-1016 Market Street	1010-1016 Market Street Realty, LP	71.7%	No.
1018 Market Street	1018 Market Street Realty, LP	0.0%	No.
1020-1024 Market Street	1020-1024 Market Street Realty, LP	0.0%	No.
Court At Oxford Valley	Oxford Valley Road Associates, LP	99.9%	No.
Gallery / Fashion Outlets of Philadelphia (Leasehold)	PR Galley I Limited Partnership Keystone Philadelphia Properties, LP	Under development	Yes See Part II of this Schedule for additional information.
Gloucester Premium Outlets	Simon/PREIT Gloucester Development, LLC	87.5%	Yes See Part II of this Schedule for additional information.
Lehigh Valley Mall	Lehigh Valley Associates (leased to Mall at Lehigh Valley, L.P ) Lehigh BOS Acquisition, L.P. (Boscov’s parcel)	96.7%	Yes See Part II of this Schedule for additional information.
Metroplex Shopping Center	Metroplex West Associates, L.P.	94.8%	Yes See Part II of this Schedule for additional information.
Pavilion East	Pavilion East Associates, L.P.	N/A - Land	Yes See Part II of this Schedule for additional information.
Red Rose Commons	Red Rose Commons Associates, L.P	100%	No.
Springfield Mall	PR Springfield/Delco Limited Partnership and KS Springfield Limited Partnership as tenant in common	98.1%	Yes See Part II of this Schedule for additional information.

Schedule 6.1.(f) - Title to Properties
PART II

Projects Under Development
As of 3/31/2016
('000's)
	PREIT's Share of Value of Construction in Progress	PREIT's Share of Total Budgeted Costs Remaining	Total Projects Under Development

Land in Predevelopment
New Garden / White Clay Point	$34,786		$34,786
Springhills	19,228		19,228
Sub-Total Land in Predevelopment	54,014		54,014

Other Projects in Predevelopment
Wholly Owned
Crossroads Mall	196		196
Magnolia Mall	7		7
Mall at Prince Georges	63		63
Willow Grove Park	200		200

Joint Venture
Lehigh Valley Mall	545		545
Metroplex	30		30
Pavilion East	784		784
Springfield Mall	63		63
Sub-Total Other Predevelopment	1,889		1,889

Construction in Progress
Wholly Owned
1501-05 Walnut Street	15	0	15
Capital City Mall	55	2,386	2,440
Cumberland Mall	352	7,207	7,559
Exton Square Mall	7,459	22,038	29,497
Francis Scott Key	1,152	1,695	2,847
Logan Valley Mall	0	1,183	1,183
Moorestown Mall	1,125	4,403	5,528
Patrick Henry Mall	8	3,019	3,027
Plymouth Meeting Mall	1,010	5,961	6,971
Sunrise Plaza	32	0	32
Valley Mall	738	3,178	3,916
Viewmont Mall	86	15,714	15,799

Joint Venture
Gloucester Premium Outlets	183	3,143	3,326
The Fashion Outlets of Philadelphia	63,051	149,437	212,488
Sub-Total Construction in Progress	75,265	219,364	294,629

Total	131,169	$219,364	350,532

Schedule 6.1.(g) - Indebtedness
Part I
Indebtedness

Loan Party	Indebtedness	Description of property subject to Lien
Borrower
PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust
$400,000,000 Credit Agreement (for purposes of this Schedule 6.1.(g), the “Senior Credit Agreement”) by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., and Pennsylvania Real Estate Investment Trust as Borrowers, U.S. Bank National Association, as Syndication Agent, Bank of America, N.A., Citibank, N.A, JPMorgan Chase Bank, N.A. and Manufacturers and Traders Trust Company, as Documentation Agent, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, as Sole Lead Arranger, and each of the Lenders party thereto, as amended, restated, supplemented or modified (for purposes of this Schedule 6.1.(g), the “Senior Facility”)

PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust
$150,000,000 Term Loan Agreement by and among PREIT
Associates, L.P., PREIT-RUBIN, Inc., and Pennsylvania Real
Estate Investment Trust as Borrowers, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, and US Bank, N.A. as Joint Lead Arrangers and Joint Bookrunners, US Bank N.A. as Syndication Agent, and each of the Lenders party thereto, as amended, restated, supplemented or modified (for purposes of this Schedule 6.1.(g), the “2014 5- Year Term Loan”)

PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust
$100,000,000 Term Loan Agreement by and among PREIT
Associates, L.P., PREIT-RUBIN, Inc., and Pennsylvania Real
Estate Investment Trust as Borrowers, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, and Capital One, N.A. as Joint Lead Arrangers and Joint Bookrunners, Capital N.A. as Syndication Agent, and each of the Lenders party thereto, as amended, restated, supplemented or modified (for purposes of this Schedule 6.1.(g), the “7-Year Term Loan”)

PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust
$150,000,000 Term Loan Agreement by and among PREIT
Associates, L.P., PREIT-RUBIN, Inc., and Pennsylvania Real
Estate Investment Trust as Borrowers, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, and US Bank, N.A. as Joint Lead Arrangers and Joint Bookrunners, US Bank N.A. as Syndication Agent, and each of the Lenders party thereto, as amended, restated, supplemented or modified (for purposes of this Schedule 6.1.(g), the “2015 5-Year Term Loan”)

PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts made by PREIT Associates, L.P. in favor of Bank of America, N.A. (Capital City Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts by PREIT Associates, L.P. in favor of New York Life Insurance Company and Teachers Insurance and Annuity Association of America (Cherry Hill Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts made by PREIT Associates, L.P. in favor of Bank of America (Cumberland Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts made by PREIT Associates, L.P. in favor of Bank of America, N.A. (Dartmouth Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of Landesbank Baden-Württemberg. (Francis Scott Key Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of The Prudential Insurance Company of America (Patrick Henry Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of Wells Fargo Bank, N.A. (The Mall at Prince Georges)

PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of JP Morgan Chase Bank, N.A. (Valley View Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of Landesbank Baden-Württemberg. (Viewmont Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of Prudential Insurance Company of America and Teachers Insurance & Annuity Association of America (Willow Grove Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of U.S. Bank National Association (Woodland Mall)
PREIT Associates, L.P.	Payment and Carry Guaranty of executed by PREIT Associates, L.P. in favor of U.S. Bank National Association with a balance of $130,000,000 outstanding as of 4/8/2016 (Woodland Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. in favor of Cantor Commercial Real Estate Lending, LP. (Wyoming Valley Mall)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by PREIT Associates, L.P. and Kenneth N. Goldenberg in favor of CIBX Commercial Mortgage, LLC (The Court at Oxford Valley)
PREIT Associates, L.P.
Guaranty of construction loan to Simon/PREIT Gloucester Development, LLC executed by PREIT Associates, L.P. and Simon Property Group LP in favor of MUFG Union Bank, N.A. & Suntrust Bank with a balance of $78,607,248 outstanding as of 3/31/2016 (Gloucester Premium Outlets)

PREIT Associates, L.P.	Roof Repairs and $5,000,000 Rollover Guaranty by PREIT Associates, L.P. and Kenneth N. Goldenberg in favor of New York Life Insurance Company (Metroplex West)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts by PREIT Associates, L.P. and Kenneth N. Goldenberg in favor of New York Life Insurance Company (Metroplex West)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts by PREIT Associates, L.P. and Kenneth N. Goldenberg in favor of Citigroup Global Markets Realty Corp. (Red Rose Commons)
PREIT Associates, L.P.	Guaranty of Nonrecourse Carveouts executed by Simon Property Group, L.P. (50%), PREIT Associates, L.P. (50%) in favor of Cantor Commercial Real Estate Lending, L.P. (Springfield Mall)

Loan Parties
Bala Cynwyd Associates, L.P.	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
Echelon Title LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
Moorestown Mall LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
Plymouth Ground Associates LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
Plymouth Ground Associates LP	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR AEKI Plymouth, L.P.	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR AEKI Plymouth LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Beaver Valley LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Beaver Valley Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR BVM, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan

PR Cherry Hill Office GP, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Crossroads I, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Crossroads II, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Cumberland Outparcel LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Echelon Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Echelon LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Exton Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Exton LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Exton Outparcel GP, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Exton Outparcel Holdings, LP	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Exton Outparcel Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Exton Square Property L.P.	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Fin Delaware, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Financing I LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Financing II LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Financing Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Gainesville Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Gainesville LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR GV LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR GV LP	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Jacksonville Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Jacksonville LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR JK LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Logan Valley Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Logan Valley LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR LV LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Magnolia LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Monroe Old Trail Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Monroe Old Trail, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan

PR Monroe Old Trail Holdings, L.P.	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Monroe Old Trail Holdings, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Moorestown Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Moorestown LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden Residential Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden Residential LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden/Chesco Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden/Chesco, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden/Chesco Holdings, L.P.	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR New Garden/Chesco Holdings, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Plymouth Meeting Associates PC LP	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Plymouth Meeting Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Plymouth Meeting LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR PM PC Associates LP	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR PM PC Associates LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Springfield Town Center LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Sunrise Outparcel 2, LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Swedes Square LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR TP LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR TP LP	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Valley Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Valley LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Washington Crown Limited Partnership	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Washington Crown LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR WC LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PR Wiregrass Commons LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan
PREIT-RUBIN OP, Inc.	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan

XGP LLC	Guaranty of Senior Facility, 2014 5-Year Term Loan, 7-Year Term Loan and 2015 5-Year Term Loan

Other Subsidiaries
PR Capital City Limited Partnership	Fee and Leasehold Mortgage and Security Agreement in the amount of $65,750,000 from Bank of America, N.A. to PR Capital City Limited Partnership with a balance of $61,983,573 as of 3/31/2016	Capital City Mall (Improvements)
PR CC Limited Partnership	Fee and Leasehold Mortgage and Security Agreement in favor of Bank of America, N.A., with a balance of $61,983,573 as of 3/31/2016	Capital City Mall (Land)
PR Cherry Hill STW LLC
Loan in the amount of $300,000,000 from New York Life Insurance Company and Teachers Insurance and Annuity Association of America to PR Cherry Hill STW LLC and Cherry Hill Center LLC with a balance of $291,857,260 as of 3/31/2016
Cherry Hill Strawbridge Parcel and Cherry Hill Mall
Cherry Hill Center, LLC
Loan in the amount of $300,000,000 from New York Life Insurance Company and Teachers Insurance and Annuity Association of America to PR Cherry Hill STW LLC and Cherry Hill Center LLC with a balance of $291,857,260 as of 3/31/2016
Cherry Hill Strawbridge Parcel and Cherry Hill Mall
Cumberland Mall Associates	Loan in the amount of $52,000,000 from Bank of America, N.A. to Cumberland Mall Associates with a balance of $47,683,628 at 3/31/2016	Cumberland Mall
PR North Dartmouth LLC	Mortgage in favor of Bank of America with a balance of $63,519,804 as of 3/31/2016.	Dartmouth Mall
PR Francis Scott Key LLC	Loan in the amount of $68,468,750 from Landesbank Baden-Württemberg to PR Francis Scott Key with a balance of $68,468,750 as of 3/31/2016	Francis Scott Key Mall
PR Financing Limited Partnership	Guaranty of Loan and Indemnity Deed of Trust in the amount of $68,468,750 in favor of Landesbank Baden-Württemberg to PR Francis Scott Key with a balance of $68,468,750 as of 3/31/2016	Francis Scott Key Mall
PR Patrick Henry LLC	Loan in the amount of $96,200,000 from Prudential Insurance Company of America to PR Patrick Henry LLC with a balance of $95,192,954 as of 3/31/2016	Patrick Henry
PR Hyattsville LLC	Loan in the amount of $150,000,000 Wells Fargo Bank, N.A. to PR Hyattsville LLC with a balance of $150,000,000 as of 3/31/2016	Mall at Prince George
PR Prince George’s Plaza LLC	Guaranty of Loan and Indemnity Deed of Trust in the amount of $150,000,000 in favor of Wells Fargo Bank, N.A. with a balance of $150,000,000 as of 3/31/2016	Mall at Prince George
PR Valley View Limited Partnership	Loan in the amount of $32,000,000 from JP Morgan Chase Bank, N.A to PR Valley View Limited Partnership with a balance of $29,590,238 as of 3/31/2016	Valley View Mall
PR Viewmont LP	Fee and Leasehold Mortgage in the amount of $57,000,000 to Landesbank Baden-Württemberg with a balance of $57,000,000 as of 3/31/2016	Viewmont Mall (Improvements)
PR Financing Limited Partnership	Fee and Leasehold Mortgage in the amount of $57,000,000 to Landesbank Baden-Württemberg with a balance of $57,000,000 as of 3/31/2016	Viewmont Mall (Land)
W.G. Park-Anchor B, L.P.
Loan in the amount of $170,000,000 from Prudential Insurance Company of America and Teachers Insurance & Annuity Association of America to W.G. Park, L.P. and WG Park-Anchor B LP with a balance of $168,740,770 as of 3/31/2016
Willow Grove Mall
W.G. Park, L.P.
Loan in the amount of $170,000,000 from Prudential Insurance Company of America and Teachers Insurance & Annuity Association of America to W.G. Park, L.P. and WG Park-Anchor B LP with a balance of $168,740,770 as of 3/31/2016
Willow Grove Mall
PR Woodland Limited Partnership
Loan in the amount of $130,000,000 from U.S. Bank National Association, MUFG Union Bank National Association and Associated Bank to PR Woodland Limited Partnership with a balance of $130,000,000 as of 4/8/2016
Woodland Mall
PR Wyoming Valley LP	Loan in the amount of $78,000,000 from Cantor Commercial Real Estate Lending, LP to PR Wyoming Valley L.P with a balance of $76,953,332 as of 3/31/2016.	Wyoming Valley Mall

Unconsolidated Affiliates
Oxford Valley Road Associates	Loan in the amount of $60,000,000 from CIBX Commercial Mortgage, LLC with a balance of $57,033,428 as of 3/31/2016	Court at Oxford Valley
Simon/PREIT Gloucester Development, LLC	Loan in the amount of $90,000,000 from MUFG Union Bank, N.A. & Suntrust Bank with a balance of $78,607,248 as of 3/31/2016	Gloucester Outlets
Mall at Lehigh Valley, L.P.	Loan in the amount of $140,000,000 from The Prudential Insurance Company of America with a balance of $128,525,292 as of 3/31/2016	Lehigh Valley Mall
Metroplex West Associates, L.P.	Loan in the amount of $87,500,000 from New York Life Insurance Company with a balance of $81,279,076 as of 3/31/2016	Metroplex West
Pavilion East Associates, L.P.	Loan in the amount of $9,400,000 from M&T with a balance of $8,531,270 as of 3/31/2016	Pavilion East
Red Rose Commons Associates, L.P.	Loan in the amount of $29,900,000 from Citigroup Global Markets Realty Corp. with a balance of $27,807,596 as of 3/31/2016	Red Rose Commons
PR Springfield/Delco Limited Partnership	Loan in the amount of $65,000,000 from Cantor Commercial Real Estate Lending L.P. with a balance of $64,581,052 as of 3/31/2016	Springfield Mall

PART II

Total Liabilities Excluding Indebtedness
Set Forth in Part I

Total Liabilities (Excluding Indebtedness set forth in Part I) as of 3/31/2016 [$ In Thousands]
Construction Costs Payable	3,756
Deferred Rent & Escrow Deposits	21,899
Accrued Pensions et al.	10,490
Accrued Expenses & Other Liabilities	58,321
Total Liabilities		94,466

Schedule 6.1.(h)
Material Contracts
$400,000,000 Credit Agreement dated April 17, 2013 by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., and Pennsylvania Real Estate Investment Trust as Borrowers, the Financial Institutions party thereto and Wells Fargo Bank, National Association, as Administrative Agent, as amended.
$300,000,000 Mortgage dated August 15, 2012 by PR Cherry Hill STW LLC and Cherry Hill Center LLC to New York Life Insurance Company and Teachers Insurance and Annuity Association of America.

Schedule 6.1.(i)
Litigation
As disclosed in Part II, Item 1, Legal Proceedings, of Form 10-Q for the fiscal year ended March 31, 2016 filed with the United States Securities and Exchange Commission on April 29, 2016, Parent and Borrowers do not believe that any material litigation is currently pending, and, in any event, that no pending litigation can reasonably be expected to have a Material Adverse Effect.

Schedule 6.1.(w)
Non-Guarantor Subsidiaries

Legal Name of Non-Guarantor Entities	Type of Legal Entity	Equity Interest Held by Parent	Reason for Exclusion
Limited Partnerships
801 Developers, LP	PA Limited Partnership	801 Developers GP, LLC - 1% GP PREIT - 99% LP	2 - See 801-Gallery Associates, L.P.
Cumberland Mall Associates	NJ Limited Partnership	PR Cumberland GP, LLC - 1% GP PR Cumberland LP, LLC - 99% LP	2 - Special Purpose Entity (“SPE”)
PR 8-10 Market LP	DE Limited Partnership	PR 8-10 Market Mezz LLC - 0.1% GP PREIT - 99.9% LP	2 -See PM Gallery LP
PR 907 Market Mezz LP	DE Limited Partnership	PR 907 Market Mezz GP LLC - 1% GP PREIT - 99% LP	2 - See PR 907 Market LP
PR BOS LP	PA Limited Partnership	PR BOS GP, LLC - 1% GP PREIT - 99% LP	2- See Lehigh BOS Acquisition L.P.
PR Capital City Limited Partnership	PA Limited Partnership	PR Capital City LLC - 0.5% GP PREIT - 99.5% LP	2 - SPE
PR CC Limited Partnership	PA Limited Partnership	PR CC I LLC - 0.01% GP PREIT - 99.99% LP	2- SPE
PR Gallery II Limited Partnership	PA Limited Partnership	PR Gallery II LLC - 0.1% GP PREIT - 99.9% LP	2- See Keystone Philadelphia Properties, L.P.
PR Holding Sub Limited Partnership	PA Limited Partnership	PR Holding Sub LLC - 0.1% GP PREIT - 99.9% LP	1
PR Lycoming Limited Partnership (to be dissolved)	PA Limited Partnership	PR Lycoming LLC - 0.01% GP PREIT - 99.99%	2 - SPE

PR Monroe Unit 10C Holdings, L.P. (to be dissolved)	PA Limited Partnership	PR Monroe Unit 10C GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	1
PR Monroe Unit 10C Limited Partnership (to be dissolved)	PA Limited Partnership	PR Monroe Unit 10C GP, LLC - 0.01% GP PR Monroe Unit 10C Holdings, L.P. - 99.99% LP	1
PR Monroe Unit One Holdings, L.P. (to be dissolved)	PA Limited Partnership	PR Monroe Unit One GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	2 - See PR Monroe Unit One Limited Partnership
PR Monroe Unit One Limited Partnership (to be dissolved)	PA Limited Partnership	PR Monroe Unit One GP, LLC - 0.01% GP PR Monroe Unit One Holdings, L.P. - 99.99% LP	2 - SPE
PR New Castle Associates	PA Limited Partnership	PR New Castle LLC - 0.1% GP PREIT - 99.9% LP	2 - SPE See Cherry Hill Center LLC
PR Outdoor, LP	PA Limited Partnership	PR Outdoor, LLC -0.01% GP PREIT-RUBIN, INC. - 99.99% LP	1
PR Outdoor 2, L.P.	PA Limited Partnership	PR Outdoor 2, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	1
PR Palmer Park, L.P. (to be dissolved)	PA Limited Partnership	PR Palmer Park Trust - 1% GP PREIT - 99% LP	1
PR Palmer Park Mall Limited Partnership (to be dissolved)	PA Limited Partnership	PR Palmer Park, L.P. - 50.1% GP PREIT - 49.9% LP	1
PR Pitney Lot 3 Holdings, L.P. (to be dissolved)	PA Limited Partnership	PR Pitney Lot 3 GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	1
PR Pitney Lot 3 Limited Partnership (to be dissolved)	PA Limited Partnership	PR Pitney Lot 3 GP, LLC - 0.01% GP PR Pitney Lot 3 Holdings, L.P. - 99.99% LP	1
PR Springfield Associates, L.P. (to be dissolved)	PA Limited Partnership	PR Springfield Trust - 89% GP Pennsylvania Real Estate Investment Trust - 11% LP	2 - SPE
PR Springfield/Delco Limited Partnership	PA Limited Partnership	PR Springfield/Delco LLC - 0.1% GP PR Springfield/Delco Holdings, L.P. - 99.9% LP	2 - SPE
PR Springfield/Delco Holdings, L.P.	PA Limited Partnership	PR/Springfield/Delco Holdings LLC - 0.1% GP PREIT - 99.9% LP	2 - PR Springfield/Delco Limited Partnership

PR Valley View Limited Partnership	PA Limited Partnership	PR Valley View LLC - 0.5% GP PREIT - 99.5% LP	2 - SPE
PR Viewmont Limited Partnership	PA Limited Partnership	PR Viewmont LLC - 0.01% GP PREIT - 99.99% LP	2 - SPE
PR Woodland Limited Partnership	DE Limited Partnership	PR Woodland General, LLC - 1% GP PREIT - 99% LP	2 - SPE
PR Wyoming Valley Limited Partnership	PA Limited Partnership	PR Wyoming Valley LLC 0.5% GP PREIT 99.5% LP	2 - SPE
PREIT Capital Advisors, LP (to be dissolved)	PA Limited Partnership	PR Advisors GP, LLC - 0.01% GP PREIT-RUBIN, INC. - 99.99% LP	1
WG Holdings, L.P.	PA Limited Partnership	PRWGP General, LLC - 0.02% GP PREIT - 99.98% LP	2 - See WG Park L.P.
WG Park-Anchor B LP	DE Limited Partnership	WG Park-Anchor B, LLC - 0.5% GP PREIT - 99.5% LP	2 - SPE
WG Park General, L.P.	PA Limited Partnership	WG Holdings of Pennsylvania, L.L.C. - 0.1% GP WG Holdings, L.P. - 99.9% LP	2 - See WG Park L.P.
WG Park Limited, L.P.	PA Limited Partnership	WG Holdings of Pennsylvania, L.L.C. -0.1% GP WG Holdings, L.P. -99.9% LP	2 - See WG Park L.P.
WG Park L.P.	PA Limited Partnership	WG Park General, L.P. - 20% GP WG Park Limited, L.P. - 80% LP	2 - SPE

Limited Liability Companies
801 Developers GP, LLC	PA Limited Liability Company	PREIT - 100% Sole Member	2-See 801 Developers, LP
Beverage Two, LLC	NJ Limited Liability Company	PREIT-RUBIN, INC. - 100%	1
Cherry Hill Center, LLC	PA Limited Liability Company	New Castle Associates - 99.9% Member Cherry Hill Manager, LLC - 0.1% Member	2 - SPE
Cherry Hill Center Manager, LLC	DE Limited Liability Company	PREIT - 100% Sole Equity Member William Langan - 0% Special Member	See Cherry Hill Center, LLC
Cumberland Mall Retail Condominium Association, LLC	NJ Limited Liability Company	Pennsylvania Real Estate Investment Trust and other unit owners	1

Echelon Beverage LLC	NJ Limited Liability Company	PREIT-RUBIN, INC. 100%	1
Moorestown Beverage I, LLC	NJ Limited Liability Company	PREIT-RUBIN, INC. 100%	1
Moorestown Beverage II, LLC	NJ Limited Liability Company	PREIT-RUBIN, INC. 100%	1
Plymouth License III, LLC	PA Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	1
Plymouth License IV, LLC	PA Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	1
PR 8-10 Market GP LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2-See PM Gallery LP
PR 8-10 Market Mezz LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2-See PR 8-10 Market LP
PR 907 Market Mezz GP LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2-See PR 907 Market LP
PR Acquisition Sub LLC	DE Limited Liability Company	PREIT - 100% Sole Member	1
PR BOS GP, LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2- See Lehigh BOS Acquisition L.P.
PR Capital City LLC	DE Limited Liability Company	PR CC II LLC - 99.99% Member PREIT - 0.01% Member	2 - See PR Capital City Limited Partnership
PR CC I LLC	DE Limited Liability Company	PR CC II LLC - 99.99% Member PREIT - 0.01% Member	2 - See PR CC Limited Partnership
PR CC II LLC	DE Limited Liability Company	PREIT 100% Sole Member	2 - See PR CC Limited Partnership
PR Cherry Hill STW, LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - SPE
PR Chestnut Mezzco, LLC	PA Limited Liability Company	PREIT - 100% Sole Member	1
PR Chestnut Sub Mezzco, LLC	PA Limited Liability Company	PREIT - 100% Sole Member	1
PR Cumberland GP, LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See Cumberland Mall Associates
PR Cumberland LP, LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See Cumberland Mall Associates
PR Francis Scott Key LLC	DE Limited Liability Company	PR Financing Limited Partnership - 100% Sole Member	2 - SPE
PR Gallery II LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2-See PR Gallery II Limited Partnership
PR Gloucester LLC	DE Limited Liability Company	PREIT - 100% Sole Member	1
PR Hagerstown LLC	DE Limited Liability Company	PR Valley Mall Limited Partnership - 100% Sole Member	1
PR Holding Sub LLC	PA Limited Liability Company	PREIT - 100% Sole Member	1
PR Hyattsville LLC	DE Limited Liability Company	PR Prince George’s Plaza LLC - 100% Sole Member	2 - SPE
PR Lehigh Valley LLC	PA Limited Liability Company	PREIT - 100% Sole Member	2 - See Lehigh Valley Associates

PR Lycoming LLC (to be dissolved)	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See Lycoming Limited Partnership
PR Metroplex West LLC	PA Limited Liability Company	PREIT - 100% Sole Member	2 - See Metroplex General, Inc.
PR Monroe Unit 10C GP, LLC (to be dissolved)	DE Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	1
PR Monroe Unit One GP, LLC (to be dissolved)	DE Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	2 - See PR Monroe Unit One Limited Partnership
PR New Castle LLC	PA Limited Liability Company	PREIT - 100% Sole Member	2 - See PR New Castle Associates
PR North Dartmouth LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - SPE
PR Outdoor, LLC	DE Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	1
PR Outdoor 2, LLC	DE Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	1
PR Oxford Valley General, LLC	DE	PREIT - 100% Sole Member	2 - See Oxford Valley Road Associates
PR Patrick Henry LLC	DE Limited Liability Company	PREIT - 100 % Sole Member	2 - SPE
PR Pitney Lot 3 GP, LLC (to be dissolved)	DE Limited Liability Company	PREIT-RUBIN, INC - 100% Sole Member	1
PR PG Plaza LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See PR Prince Georges Plaza LLC
PR Prince George’s Plaza LLC	DE Limited Liability Company	PR PG Plaza LLC - 1% Managing Member PREIT - 99% Member	2 - See PR Hyattsville LLC
PR Red Rose LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See Red Rose Commons Associates, L.P.
PR Springfield/Delco LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See PR Springfield/Delco, L.P.
PR Springfield/Delco Holdings LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See PR Springfield/Delco Holdings, L.P.
PR Sunrise Outparcel 1, LLC (to be dissolved)	NJ Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	1
PR Valley View LLC	DE Limited Liability Company	PR VV LLC - 99.99% Member PREIT - 0.01% Member	2 - See PR Valley View Limited Partnership
PR Viewmont LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See PR Viewmont Limited Partnership
PR VV LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See PR Valley View Limited Partnership
PR Walnut Mezzco, LLC	PA Limited Liability Company	PREIT - 100% Sole Member	1
PR Walnut Sub Mezzco, LLC	PA Limited Liability Company	PREIT - 100% Sole Member	1
PR Walnut Street Abstract LLC	DE Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	2 - See Walnut Street Abstract L.P.

WG Holdings of Pennsylvania, L.L.C.	PA Limited Liability Company	WG Holdings L.P. - 100% Sole Member	2 - See WG Park, L.P.
WG Park - Anchor B, LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See WG Park - Anchor B LP
PR WG Park General GP, LLC	DE Limited Liability Company	WG Holdings of Pennsylvania, LLC - 100% Sole Member	2 - See WG Park, L.P.
PRWGP General, LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See WG Park, L.P.
PR Wiregrass Anchor LLC (to be dissolved)	DE Limited Liability Company	PREIT - 100% Sole Member	1
PR Woodland General LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See PR Woodland L. P.
PR Woodland Outparcel LLC	DE Limited Liability Company	PREIT - Sole Member	2 - SPE
PR WV LLC	DE Limited Liability Company	PREIT - 100% Sole Member	2 - See PR Wyoming Valley Limited Partnership
PR Wyoming Valley LLC	DE Limited Liability Company	PR WV LLC - 99.99% Member PREIT - 0.01%	2 - See PR Wyoming Valley Limited Partnership
PREIT CDE LLC (f/k/a Exton License II, LLC) (to be dissolved)	PA Limited Liability Company	PREIT-RUBIN, INC. - 1% Member PREIT - 99% Member	1
PREIT Gadsden Mall LLC (to be dissolved)	DE Limited Liability Company	PREIT - 100% Sole Member	1
PREIT Gallery TRS Sub LLC	PA Limited Liability Company	PREIT-RUBIN, INC. - 100% Sole Member	2 -See Keystone Philadelphia Properties, L.P., PR Gallery I Limited Partnership and PR 907 Market LP
PREIT Services, LLC	DE Limited Liability Company	PREIT - 100% Sole Member	1

Corporations
1150 Plymouth Associates, Inc.	MD	PREIT-RUBIN, INC. - 100%	1
Capital City Beverage Enterprise, Inc. (f/k/a R8267 Plymouth Enterprises, Inc.)	MD	PREIT-RUBIN, INC. - 100%	1
Exton License, Inc.	MD	PREIT-RUBIN, INC. - 100%	1
PR GC Inc.	MD	PREIT Services, LLC - 100%	1
PREIT TRS, Inc.	DE	Pennsylvania Real Estate Investment Trust- 100%	1
Springhills NE Quadrant Drainage Association No. One, Inc.	FL	PREIT and other owners.	1
Springhill Owners Association, Inc.	FL	PREIT and other owners.	1

Trusts
PR Palmer Park Trust (to be dissolved)	PA	PREIT - Sole Beneficiary	1
PR Springfield Trust (to be dissolved)	PA Business Trust	PREIT - Sole Beneficiary	2 - See PR Springfield Associates, L.P.
PREIT Protective Trust 1	PA	PREIT-RUBIN, INC. - Sole Beneficiary	1

1 = Subsidiary (i) is not a Significant Subsidiary, (ii) does not own or lease an Unencumbered Property  (iii) does not own directly or indirectly, a Subsidiary that owns or leases an Unencumbered Property, and (iv) is not a guarantor under the Existing Credit Agreement, so long as that agreement is still in effect.

2 = Subsidiary is an Excluded Subsidiary.